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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:                  June 18, 1998
                     (Date of the earliest event reported)




                       AMERICAN BUSINESS INFORMATION, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                    0-19598                   47-0751545
(State or other juris-             (Commission              (I.R.S. Employer
diction of incorporation)          File Number)          Identification Number)


5711 South 86th Circle, Omaha, Nebraska                                68127
(Address of principal executive offices)                             (Zip Code)


                                  402/593-4500
              (Registrant's telephone number, including area code)



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Item 5.     Other Events

         On June 18, 1998, American Business Information, Inc. (the "Company") announced that it completed a private placement of 9 1/2% Senior Subordinated Notes due 2008 (the "Notes") in the aggregate principal amount of $115,000,000. The Notes have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Act.

        A copy of the press release containing the foregoing announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

(c)  Exhibits

99.1   Press Release Dated June 18, 1998


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 19, 1998                                /s/ Steven Purcell
                                                    ---------------------------
                                                    Steven Purcell
                                                    Chief Financial Officer



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                                INDEX TO EXHIBITS




EXHIBIT
NUMBER                      DESCRIPTION
-------                     -----------

 99.1             Press Release Dated June 18, 1998